Exhibit 99.1

Office of the US Trustee—Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: May 2011

	Required Documents	Document Attached	Previously Submitted	Explanation Attached
1.	Income Statement (profit and loss statement).	( X )	( )	( )
2.	Comparative Balance Sheet.	( X )	( )	( )
3.	Statement of Cash Receipts and Disbursements.	( X )	( )	( )
4.	Statement of Aged Receivables.	( X )	( )	( )
5.	Statement of Aged Payables.	( X )	( )	( )
6.	Statement of Operations, Taxes, Insurance and Personnel.	( X )	( )	( )
7.	Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated: June 9, 2011
Principal Accounting Officer Title of Debtor Representative

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
		November 30, 2010	December 31, 2010	January 31, 2011	February 29, 2011	March 31, 2011	April 30, 2011	May 31, 2011
	10/28/10-10/31/10
Income
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550
Occupancy	—	971	595		—	—	—	—
Director Fees	—	—	750	2,500	3,500	2,500	2,500	2,500
Investor Relations	692	234	—	—	—	—	—	—
Service Contracts	—	89	—	—	—	—	—	—
Ongoing Professional costs	—	1,646	2,334	12,298	5,529	3,995	3,922	2,247
Professionals	—	—	65,179		—	—	—	—
Interest Expense DIP loan	—	1,700	4,038	—	—	—	—	—
Loan Fee	—	100,000	—	—	—	—	—	—
Special Cousel	—	332,726	162,000	16,000	15,381	2,000	5,689	(136)
Debtor’s Counsel	—	75,540	50,854	24,139	20,549	17,217	12,196	13,824

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,620	$31,189	$27,375	$19,985

Net Loss	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,620)	$(31,189)	$(27,375)	$(19,985)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—
Real Property—Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,343	$7,236,131	$7,218,334

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,703	$175,184	$187,347	$189,535
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,703	$175,184	$187,347	$189,535

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,867	$47,568,348	$47,580,511	$47,582,699

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,288)	$(293,799,477)	$(293,826,852)	$(293,846,837)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,816)	$(40,317,005)	$(40,344,380)	$(40,364,365)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,343	$7,236,131	$7,218,334

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: May 31, 2011

Cash Receipts

Date	Description (Source)	Amount
	Beginning Cash Balance	$5,812,288.62
		$—

	Total Cash Receipts	$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: May 31, 2011

Cash Disbursements

Date	Check No.	Payee	Description	Amount
5/3/2011	1043	IST Shareholder Services	Transfer Agent Service Fees for May	$1,333.88
5/5/2011	1044	Jay B. Simmons	March - April Services Rendered	$3,090.22
5/5/2011	1045	Patrick J. Rusnak	April Services Rendered	$656.45
5/5/2011	1046	Shelly L. Krasselt	March - April Services Rendered	$1,883.96
5/10/2011	1047	RR Donnelley	EDGAR Preparation and Transmission Fees	$380.00
5/25/2011	1048	RR Donnelley	EDGAR Preparation and Transmission Fees	$415.00	*
5/25/2011	1049	IST Shareholder Services	Transfer Agent Service Fees for May	$98.42	*
5/25/2011	1050	J. Frank Armijo	May Retainer Board of Director Fees	$500.00
5/25/2011	1051	J. Frank Armijo	Reissuance of check 1009 for January Fees	$500.00
5/25/2011	1052	Kay C. Carnes	May Retainer Board of Director Fees	$500.00
5/25/2011	1053	Craig D. Eerkes	May Retainer Board of Director Fees	$500.00	*
5/25/2011	1054	Donald H. Swartz	May Retainer Board of Director Fees	$500.00
5/25/2011	1055	P. Mike Taylor	May Retainer Board of Director Fees	$500.00
5/13/2011	ACH	IRS	Payroll Tax Amounts due	$2,407.12
5/26/2011	Wire	Morrison Foerester	April Services Rendered	$5,012.56
5/26/2011	Wire	AmericanWest Bank	Wire Transfer Fees	$20.00

Total Cash Disbursements				$18,297.61

Adjustments (explain) void of check number 1009 which was reissued as check 1051				$500.00

Ending Cash Balance (must be reconcile to the bank statement for account cited above)				$5,794,491.01

* Noted amounts have not yet cleared the bank statement.

15 100605591

AMERICANWEST BANCORPORATION
DEBTOR IN POSSESSION

Operations TEST

May 31, 2011

Pg 1 of 1

Ban Control

05/01/2011 Beginning Balance			5,815,288.62
0 Deposits/Other Credits		+	.00
18 Checks/Other Debits		-	19,784.19
05/31/2011 Ending Balance	31 Days in Statement Period		5,795,504.43

------- Checks listed in numerical order; (*) indicates gap in sequence -------

Check	Date	Amount	Check	Date	Amount
104	05/16	380.00	1045	05/10	656.45
1038*	05/16	500.00	1046	05/09	1,883.96
1039	05/03	500.00	1050*	05/27	500.00
1040	05/04	500.00	1051	05/27	500.00
1041	05/03	500.00	1052	05/31	500.00
1042	05/03	500.00	1054*	05/27	500.00
1043	05/09	1,333.88	1055	05/31	500.00
1044	05/12	3,090.22			

-------------------------------- Other Debits --------------------------------

05/13/2011 ACH Payment	IRS USATAXPYMT	2,407.12
05/26/2011 Outgoing Wire Trans		5,012.56
MORRISON FOERSTE	WIRE XFER	
05/26/2011 Wire Transfer Fee		20.00
MORRISON FOERSTE	WIRE XFER	

---------------------------- Daily Ending Balance ----------------------------

05/01	5,815,288.62	05/10	5,809,414.33	05/26	5,798,004.43
05/03	5,813,788.62	05/12	5,806,324.11	05/27	5,796,504.43
05/04	5,813,288.62	05/13	5,803,916.99	05/31	5,795,504.43
05/09	5,810,070.78	05/16	5,803,036.99

15 100605591

. AMEPJCANWEST BANCOPSOPATION DEBTOR IN POSSESSION

Operations TEST

May 91, 2011

Pg lof 1

San Control

05/01/2011 Beginning Selence 5,Bl5,29B62

0 Deposits/Other Credits + 00

18 Checks/Other Debits—19,794.19

05/91/2011 Ending Selence 31 Deys in Stetenent Period 5,795,504.49

Checks listed in nunericel order; (*) indicetes gep in sequence

Check Dete Amount Check Dete Amount

104 05/16 990.00 1045 05/10 656.45

1099* 05/16 500.00 1046 05/09 1,993.96

1039 05/03 500.00 1050* 05/27 500.00

1040 05/04 500.00 1051 05/27 500.00

1041 05/03 500.00 1052 05/91 500.00

1042 05/03 500.00 1054* 05/27 500.00

1043 05/09 1,399.99 1055 05/31 500.00

1044 05/12 9,090.22

Other Debits

05/19/2011 ACE Peynent IRS USATAXPYMT 2,407.12

05/26/2011 Outgoing Wire Trens 5,012.56

MORRISON FOERSTE WIRE XFER

05/26/2011 Wire Trensfer Fee 20.00

MORRISON FOERSTE WIRE XFER

Deily Ending Belenc

05/01 5,915,299.62 05/10 5,909,414.33 05/26 5,799,004.43

05/03 5,913,799.62 05/12 5,906,324.11 05/27 5,796,504.43

05/04 5,913,299.62 05/13 5,903,916.99 05/31 5,795,504.43

05/09 5,910,070.79 05/16 5,903,096.99

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending May 31, 2011

Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Prepetition
$—	$—	$—	$—	$—
Postpetition
$—	$—	$—	$—	$—
Totals
$—	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance			$—
New Accounts this Month			$—
Balance			$—
Amount Collected on Prior Accounts			$—
Closing Balance			$—
Check Figure			$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending May 31, 2011

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
	Foster Pepper	$62,232	$—	$12,196	$17,218	$32,817
	Morrison Foerster	$111,197	$13,824	$1,251	$258	$95,863
	Sandler O’Neil	$13,000	$—	$—	$—	$13,000
	Taxing authorities for payroll taxes withheld and accrued	$1,557	$1,329	$227	$—	$—
	Patrick J. Rusnak Services Performed	$—	$—	$—	$—	$—
	Jay Simmons Services Performed	$—	$—	$—	$—	$—
	Shelly L. Krasselt Services Performed	$1,550	$1,550	$—	$—	$—

	Totals	$189,535	$16,703	$13,675	$17,476	$141,681

	Accounts Payable Reconciliation
	Opening Balance	$187,347
	Total New Indebtedness Incurred this Month	$15,238

	Balance	$202,585

	Amount paid on Prior Accounts Payable	$13,050

	Closing Balance	$189,535

Office of the US Trustee—Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: May 31, 2011

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

Hearing on Confirmation of the Plan is set for June 30, 2011.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

            :  Yes

    X     :  No             Identify amount, who was paid and the date paid:             N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FEDERAL TAXES

FICA	$739	$1,284	5/13/2011	$—
Withholding	$393	$1,123	5/13/2011	$—
Unemployment	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$—	N/A	$—
Income	$425	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount**
Patrick J. Rusnak	CEO and President	Services Performed	$—
Jay Simmons	EVP, General Counsel and Secretary	Services Performed	$—
Shelly L. Krasselt	Principal Accounting Officer	Services Performed	$1,550

*List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

** Amounts shown are for the month ending May 31, 2011.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	*	$137,568	$62,232
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant		$—		$—	$—
Special Counsel	11/2/2010	$5,013	*	$436,983	$111,197
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $13,824; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	3
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	3

Total payroll for the period	$1,550